March 24th, 2009

RedChip Investor Conference

San Francisco, California

- Project Permitting and Environmental Stewardship
- Resource-Reserve Report Status
- Road to Production
- The Opportunity

Goldspring, Inc Team

Added Depth to Board:

- Bob Reseigh- Director
- Jonathan Jaffrey - Director

Team with Experience and Proven Success:

- Team of geologists and engineers with diverse experience in a variety of precious metal mineral deposits
- Network of professional consultants who are leaders in their disciplines

Comstock Lode Project


Humboldt
Winnemucca
Elko
Washoe
Pershing
Lander
Eureka
Churchill
White Pine
Reno
Storey
Virginia City
CLP
Douglas
Lyon
Mineral
Nye
Esmeralda
Lincoln
Las Vegas
Clark
Detail of project areas near Virginia City
Carson City
Miles
Legend
Cities
State of Nevada
0 25 50 75 100
Miles
Map updated March 2005

Permit Modifications

To accommodate drill success

- First Phase 4 year Mine Pit
- Federal – State - County
  - Mine Safety and Health
  - Water Quality
  - Air Permitting
  - Land Reclamation

- Future Permitting for NEPA for Economic Ultimate Pit

Resource to Reserve

- SEC Regulations (*Industry Guideline 7)*

- Mineral Reserve Declaration Report

  Implemented Through Guidelines Published by the Society of Mining Engineers (SME), 2007

Relationship between Exploration Results, Mineral Resources, and Mineral Reserves (from SME, 2007)


EXPLORATION RESULTS
MINERAL RESOURCES
MINERAL RESERVES
INFERRED
Increasing level of geoscientific knowledge and confidence
INDICATED
PROBABLE
MEASURED
PROVEN
Consideration of mining, metallurgical, economic, marketing, legal, environmental, social and governmental factors (the "Modifying Factors")

Drilling Density

- Adequate for Reserve Estimation
- Drill centers less than 100' (30m) apart



Resource Area Drilling March 2009
Cross Section Trace
Legend 3D Display
Drill Hole Grades
Ounces per ton gold
0.000000 - 0.024000
0.024001 - 0.050000
0.050001 - 0.100000
0.100001 - 0.500000
0.500001 - 2.000000
N
0
500


West
East

Economic Evaluation

- Economic Pit Design

- Scheduling of Production

Many Pit Sequences Under Consideration



Many Pit Sequences Under Consideration





Analytical Sampling and Assays

- Accredited Commercial Analytical Laboratories

- Under guidelines pre-established for QA/QC

Metallurgical Testing

- Accredited Commercial Metallurgical Laboratories
- Process Selection (Mill and Heap Leach)
- Establish Expected Recoveries by Testing and Analysis
- 3rd-Party Review

GoldSpring Mining Process Flow Sheet

Operate Mill at 31.25 STPH with 65% wt Solids and 27%wt to Cyclone OverFlow


Loader
ROM Feed Pile
Apron Feeder
Grizzly
Jaw Crusher
Triple Deck Screen
300 HP Cone
Crusher
Low Grade
High Grade
Conveyor Gate Valve
Fine Ore Storage Bins
600T Capacity (Gooseberry)
20,000 Gallon Water Tower
Tank (Gooseberry)
Barren NaCN Tank
(Gooseberry)
Low Grade Stock Pile
Thickener
Leaching Tanks in series (3)
Hydrocyclones
Knelson
Bowl(s)
Mill (Gooseberry)
Shaker Table(s)
Concentrate to
Smelting
Belt
Filter
Agglomeration Drum
(Gooseberry)
To Heap Pad
Con-E-Co
Storage Silo
cu.ft.
Deaerator
Zn Storage
Drum
US Filters
Filter Press
Filtrate to Barren
NaCN Tank
Precipitate to
Smelting
Pregnant Solution Pond

Figure 1

Mill Equipment Arriving at Goldspring







Resource Area Drilling June 2008
Legend 3D Display
Drill Hole Grades
Ounces per ton gold
0.000000 - 0.024000
0.024001 - 0.050000
0.050001 - 0.100000
0.100001 - 0.500000
0.500001 - 2.000000
N
0
500



Resource Area Drilling March 2009
Legend 3D Display
Drill Hole Graues
Ounces per ton gold
0.000000 - 0.024000
0.024001 - 0.050000
0.050001 - 0.100000
0.100001 - 0.500000
0.500001 - 2.000000
0
500


Ultimate Economic Pit
Legend 3D Display
Drill Hole Grades
Ounces per ton gold
0.000000 - 0.024000
0.024001 - 0.050000
0.050001 - 0.100000
0.100001 - 0.500000
0.500001 - 2.000000
N
0
500

3D Geology Map



Summary

- Team of Mining Professionals
- A Historical World Class Deposit
- Consolidation of Comstock Mining District
- Huge Exploration Potential
- Successful Resource Drilling Program
- Heading Towards Production